EXHIBIT 10.3
               AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT

         This Amendment to Loan Agreement and Security Agreement ("Amendment") made this 25th day of June, 1999 by and between Unigene Laboratories, Inc., a Delaware corporation authorized to do business in the State of New Jersey (the "Borrower") with offices at 110 Little Falls Road, Fairfield, New Jersey and Jay Levy, Warren P. Levy and Ronald S. Levy, all with offices located at 110 Little Falls Road, Fairfield, New Jersey, individually (jointly the "Lender").

         WHEREAS, the parties have previously entered into a Loan Agreement and a Security Agreement both dated March 2, 1995 pursuant to which Lender loaned to Borrower certain sums not to exceed at any time the amount of $500,000 and Borrower granted to Lender a security interest in certain collateral located in premises known as 110 Little Falls Road, Fairfield, New Jersey owned by the Borrower as particularly described therein, which Loan Agreement and Security Agreement have been amended by the Borrower and the Lender by Amendment to Loan Agreement and Security Agreement dated March 20, 1995 to grant to Lender a security interest in certain collateral located in premises known as 83 Fulton
Street, Boonton, NJ (which collateral is referred to collectively, as the "Collateral") and

         WHEREAS, pursuant to an Amendment to Loan Agreement and Security Agreement, dated June 29, 1995, the Loan Agreement and the Security Agreement were further amended (i) to provide for additional loans to the Lender from the Borrower in the aggregate amount of $700,000, to allow for total outstanding borrowings under the Loan Agreement of up to $1.2 million and (ii) to secure the obligations of the Borrower under the new loans by granting the Lender a security interest in the Collateral; and

         WHEREAS, under the Loan Agreement, the Lender has made Loans which have, in part, been repaid by the Borrower, which amounts have been re-lent by the Lender to the Borrower; and

         WHEREAS, the Borrowers and the Lender wish to provide for outstanding borrowings by the Borrower under the Loan Agreement of up to $1.5 million, which borrowings shall be entitled to the benefit of the security provided for by the Security Agreement.

         NOW, THEREFORE, in consideration of the mutual convenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows.

1.        ADVANCES
         Is hereby amended to provide for additional loans by the Lender to the Borrower of up to $300,000 ("New Loan"), with the result that the term "Loan," as set forth in the Loan Agreement and Security Agreement shall mean aggregate outstanding borrowings of up to $1.5 million, which may include amounts re-lent by the Lender following the repayment of such amounts by the Borrower.

                  a. The New Loan shall be and is hereby made subject to the terms and conditions of the Loan Agreement.

                  b. Advances of the New Loan made to the Borrower shall be delivered to the Borrower by check payable to the Borrower or wire transfer of funds for credit to any general deposit account maintained by the Borrower, as the Borrower may reasonably direct.
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                  c.       The New Loan shall be evidenced by a Promissory Note,
                           dated the date hereof, in the principal amount of $300,00 (the "Promissory Note") to be given pursuant hereunder.

2.       COLLATERAL

         To secure payment and performance of the obligations of the Borrower to the Lender under this Loan Agreement, as amended, and the Promissory Note, the Borrower hereby amends the Security Agreement and grants to the Lender a security interest in the Collateral. The Security Agreement shall remain in full force and effect until all obligations of the Borrower to the Lender are fully paid and satisfied.

3.       DOCUMENTATION

         Upon the execution hereof Borrower shall execute and deliver to Lender the following documents; (i) the Promissory Note; (ii) appropriate financing statements; and (iii) an Affidavit of Title as to the Collateral. In addition to the foregoing, upon the execution hereof Borrower shall deliver to the Lender
(iv) a certified copy of the resolution of the Board of Directors of the Borrower authorizing execution, delivery and performance of this Agreement and the Promissory Note.

4.       ADDITIONAL ADVANCES

         Lender's obligation to make additional advances hereunder in respect of the New Loan shall be conditioned upon and is subject to the satisfaction of the following conditions precedent:

         1. Borrower shall have complied with and shall then be in compliance with the terms, covenants and conditions of this Agreement and all of the loan documents pursuant hereto.

         2.       There shall exist no default or event of default.

         3. The representations and warranties contained in any document given pursuant aid this Agreement, including the Affidavit of Title, shall be true and with the same effect as if those representations and warranties had been made at the time of making of each advance.

5.          MISCELLANEOUS

         All representations, covenants and warranties contained in the Loan Agreement, except as otherwise herein provided, are reaffirmed as of the execution of this Agreement and shall be binding upon the Borrower.

         Except as otherwise provided, all terms and conditions of this Loan Agreement shall remain in full force and effect, shall be binding upon the Borrower and be applicable to the New Loan.
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         IN WITNESS  WHEREOF the parties have executed the within Loan Agreement the day and year first above written.

Attest:                                              Borrower:
                                                     Unigene Laboratories, Inc.

_____________________                       By_______________________
Ronald S. Levy, Secretary                           Warren P. Levy, President
(Seal)

Witness:                                    Lender:
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                                                     Jay Levy

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                                                     Warren P. Levy

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                                                     Ronald S. Levy